EXHIBIT 10.3

                               Stephen F. Brandon
                              200 North Oak Street
                              Roanoke, Texas 76262
                                 (817) 491-2770


November 22, 1996


Niche Pharmaceuticals, Inc.
200 North Oak Street
P.O. Box 449
Roanoke, Texas 76262

Dear Sirs:

I hereby agree to extend the due date of my loan to Niche Pharmaceuticals, Inc., originally dated January 11, 1991, in the original principal amount of $500,000 (of which a principal balance of $295,487 remains outstanding as of the due date hereof), from January 11, 1997 to January 11, 1998.

Sincerely,

/s/ Stephen F. Brandon
Stephen F. Brandon

READ AND AGREED
NICHE PHARMACEUTICALS, INC.

BY:/s/   Stephen F. Brandon, President